Exhibit 99

Viad Corp Announces Strategic Reorganization

New Structure Will Offer Greater Innovation, Efficiency and Service

PHOENIX--(BUSINESS WIRE)--July 13, 2009--Viad Corp (NYSE:VVI) today announced a strategic reorganization to enhance service, innovation and value. The change will enable Viad to take advantage of the evolving dynamics of the marketplace and to better serve customer needs into the future.

The reorganization aligns Viad’s brands and operations into two business units:

  Viad’s Marketing & Events Group, which includes GES Exposition Services, Exhibitgroup/Giltspur, Melville, Becker Group and Viad’s other exhibition and event related companies
  Viad’s Travel & Recreation Group, which includes Brewster and Glacier Park

To support these business units, Viad will also create a Corporate Services Group that will centralize additional corporate functions.

Paul B. Dykstra, chairman, president and chief executive officer, said, “After careful evaluation of the needs of our customers and our capabilities, including the insights derived from our previously announced 'lean transformation' program, we identified a significant opportunity to provide increased service, innovation and value for our customers. As a result, we are combining the talent and resources of our operating companies and consolidating support functions. This evolution of our business strategy will better position us for growth with an integrated offering and innovation in approach for our customers.”

Creation of Viad’s Marketing & Events Group

John Jastrem, president and chief executive officer of Viad’s experiential marketing agency, Exhibitgroup/Giltspur (EG), has assumed responsibility for Viad’s newly formed Marketing & Events Group, which will include EG and its sister company, GES Exposition Services (GES), a leader in exhibition and event services. “John has done a great job during his tenure at the helm of EG to elevate the level and quality of service and drive market share gains. With John’s broad marketing experience and leadership, Viad’s Marketing & Events Group will bring innovation and new relevancy to the industry,” said Dykstra.

Current economic conditions and changes in the way customers are doing business mandate a higher-value trade show experience for both exhibitors and attendees. Viad’s Marketing & Events Group, through its combined global resources, is uniquely positioned to help its clients maximize the return on their marketing expenditures.

Viad’s new structure builds on the best-in-class strengths of GES and EG to form a world-class organization with a comprehensive offering of exhibition, event and experiential marketing services including:

  Full Scale Official Contracting Services to provide consistent, best-in-class event production and service delivery;
  Cutting Edge Creative & Design to create unique, powerful and memorable opportunities to connect businesses face to face;
  Marketing and Measurement Services to generate increased value from exhibitions and events; and
  Unparalleled Global Reach across North America, Europe and the Middle East to provide solutions around the world.

Jastrem said, “GES and EG are both leading brands. By combining our resources, we will be able to offer more compelling solutions to our clients. This is an exciting strategic move and one we have been working toward for the past few years. We have strong, global positions and capabilities. As a unified network, the depth of our talent, from tactical to strategic, will be unmatched. I look forward to working with this formidable team to offer a comprehensive, consultative approach to providing innovative, value-added solutions to our clients.”

Kevin Rabbitt, president and chief executive officer of GES, will remain with the company through September 30, 2009, and will serve in an advisory capacity to Jastrem through the end of 2009. Dykstra said, “I want to thank Kevin for his years of outstanding service, leadership, innovation and results at GES. Under his leadership, GES achieved great customer service and operational efficiencies and stands positioned to provide Viad with a competitive edge through the new organization.”

Creation of Viad’s Travel & Recreation Group

Viad has also aligned its travel-related businesses to form Viad’s Travel & Recreation Group, an experiential travel organization serving the needs of regional and long-haul national park visitors in North America. Michael Hannan, currently chief executive officer of Brewster, will oversee the new combined organization. Cindy Ognjanov, president and general manager of Glacier Park, will report to Hannan.

“Strategically, we are focused on creating rich national park experiences for our guests through our unique hotels and lodges, our recreational attractions, and our touring operations,” said Hannan. “By aligning all our existing assets and people, we believe we can do an even better job of creating memorable guest experiences as well as creating a platform for future growth.”

Ognjanov said, “We will continue to uphold the core values of our organizations, including outstanding customer service and environmental stewardship. Preserving the historic structures and grandeur of the national parks in which we operate is a top priority, along with maintaining our long-standing partnerships with the U.S. Park Service and Parks Canada.”

Creation of the Corporate Services Group

To support the new operational platforms and achieve additional economies of scale, Viad will also integrate its finance, information technology, human resources and legal services functions. This initiative will centralize the expertise and resources of Viad’s support services, thereby creating greater efficiency for its internal customers and providing a more efficient structure to acquire and integrate new businesses. Additionally, it will enable Viad’s business units to more sharply focus on three areas:

  driving brand leadership and innovation;
  optimizing service delivery to our customers; and
  investing in strategic sales and marketing efforts to gain market share.

Looking Ahead

Dykstra said, “Today, we begin building a new and exciting future for Viad. We are fortunate to have industry-leading brands and capabilities, talented and dedicated employees and a strong balance sheet. These assets, along with our continued investment in the business, are key advantages to us relative to many of our competitors. We will be able to provide an even more compelling service offering to our clients and offer greater opportunities for our employees as our business grows. As we progress through this transformation, we will remain committed to delivering exceptional service to our customers and strong returns to our shareholders.”

Conference Call and Webcast

Viad Corp will hold a conference call with investors and analysts to discuss the strategic changes on Monday, July 13, 2009 at 11:30 a.m. (ET). To join the live conference call (800) 857-5472, passcode “Viad” or access the Webcast through Viad’s Web site at www.viad.com. A replay will be available for a limited time at (800) 839-2236 (no passcode required) or visit the Viad Web site and link to a replay of the Webcast. A presentation will be posted to Viad’s Web site prior to the conference call.

Viad is an S&P SmallCap 600 company. Major operating companies include GES Exposition Services, Exhibitgroup/Giltspur, Brewster and Glacier Park, Inc. For more information, visit the company's Web site at www.viad.com.

Forward-Looking Statements

As provided by the safe harbor provision under the “Private Securities Litigation Reform Act of 1995,” Viad cautions readers that, in addition to historical information contained herein, this press release includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, expectations, or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, foreign exchange rates, and the realization of restructuring cost savings. Actual results could differ materially from those discussed in the forward-looking statements. Viad’s businesses can be affected by a host of risks and uncertainties. Among other things, natural disasters, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, acquisitions, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including further terrorist activities or war, a pandemic health crisis and international conditions, could affect the forward-looking statements in this press release. Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward-looking statements can be found in Viad’s annual and quarterly reports filed with the Securities and Exchange Commission.

Information about Viad Corp obtained from sources other than the company may be out-of-date or incorrect. Please rely only on company press releases, SEC filings and other information provided by the company, keeping in mind that forward-looking statements speak only as of the date made. Viad undertakes no obligation to update any forward-looking statements, including prior forward-looking statements, to reflect events or circumstances arising after the date as of which the forward-looking statements were made.

CONTACT:
Viad Corp
Carrie Long, 602-207-2681
Investor Relations
clong@viad.com